Exhibit 99.2



Corporate Presentation

May 2024

Cautionary note regarding forward looking statements and disclaimers

This presentation contains certain forward-looking statements about Curis, Inc. (“we,” “us,” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “expect(s),” “believe(s),” “will,” “may,” “anticipate(s),” “focus(es),” “plans,” “mission,” “strategy,” “potential,” “estimate(s)”, “opportunity,” "intend," "project," "seek," "should," "would" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are statements that are not historical facts, reflect management’s expectations as of the date of this presentation, and involve important risks and uncertainties. Forward-looking statements herein include, but are not limited to, statements with respect to the timing and results of future clinical and pre-clinical milestones; the timing of future preclinical studies and clinical trials and results of these studies and trials; the clinical and therapeutic potential of our drug candidates; our cash runway; the proposed focus on emavusertib and management’s ability to successfully achieve its goals. These forward-looking statements are based on our current expectations and may differ materially from actual results due to a variety of important factors including, without limitation, risks relating to: whether and when the U.S. Food and Drug Administration (the “FDA”) may take further regulatory action with regard to our trials, whether any of our drug candidates will advance further in the clinical development process and whether and when, if at all, they will receive approval from the FDA or equivalent foreign regulatory agencies; whether historical preclinical results will be predictive of future clinical trial results; whether historical clinical trial results will be predictive of future trial results; whether any of our drug candidate development efforts will be successful; whether any of our drug candidates will be successfully marketed if approved; our ability to achieve the benefits contemplated by our collaboration agreements; management’s ability to successfully achieve its goals; the sufficiency of our cash resources; our ability to raise additional capital to fund our operations on terms acceptable to us and the use of proceeds of any offering of securities or other financing; general economic conditions; competition; and the other risk factors contained in our periodic reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which are available on the SEC website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events, except as required by law.

This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys, and studies conducted by third parties as well as our own estimates. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys, and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third-party research, and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reasonable, no independent source has verified such assumptions.

2

Curis is developing the first-in-class IRAK4 inhibitor

Curis Overview

- *Originator of the first Hedgehog inhibitor, licensed to Roche/Genentech , marketed as vismodegib (Erivedge®)*
- *Emavusertib, the most advanced IRAK4 inhibitor is in Phase I/II clinical studies in leukemia and lymphoma*
- *Initial Phase I/II clinical data demonstrated single-agent anti-cancer activity in AML and NHL, with potential for broader application in combination with standard of care*
- *Upcoming Anticipated Milestones:*
  - *POC combination data in R/R PCNSL (late-2024)*
  - *Initial data for triplet combination in frontline AML (late-2024)*



Demonstrated single-agent activity and safety in NHL and AML

Demonstrated synergy with BTKi, HMA, BCL2i

Broad opportunity in heme and solid malignancies

Abbreviations: Interleukin 1 Receptor Associated Kinase 4 (IRAK4), Acute Myeloid Leukemia (AML), Non-Hodgkin Lymphoma (NHL), Primary Central Nervous System Lymphoma (PCNSL), FLT3 mutation (FLT3m), Bruton’s Tyrosine Kinase inhibitors (BTKi), Hypomethylating agents (HMA) and B-Cell Lymphoma 2 inhibitor (BCL2i)

3

BCR, TLR, and FLT3 Pathways are activated in heme malignancies

In NHL, BCR and TLR pathways drive NF-κB (and lymphoma)

emavusertib + BTKi combo binds to IRAK4 and BTK, blocking TLR and BCR pathways



BCR
TLR
FLT3
Cell membrane
Cytoplasm
MyD88
IRAK4/IRAK4-L
emavusertib
BTK
IRAK1
TRAF6
MAPK
NF-κB
DYRK1A
CLK
RAS
RAF
MEK
ERK
Spliceosome mutations U2AF1 or SF3B1
RNA splicing
Proliferation, Differentiation, Survival
Nucleus

In AML, TLR and FLT3 pathways drive NF-κB (and leukemia)

emavusertib binds to IRAK4 and FLT3, blocking TLR and FLT3 pathways

Bennett Curr Opin Hematol 2022, Grafone Oncol Rev 2012, Kelly J Exp Med 2015, Wang Cancer Cell 2023

4

5 Summary Snapshot of Clinical Data The comparisons presented in the figures above represent cross-trial comparisons and do not involve data from a head-to-head clinical trials Abbreviations: Waldenström's Macroglobulinemia (WM), Chronic lymphocytic leukemia (CLL), Activated B Cell-like - Diffuse Large B-Cell Lymphoma (ABC-DLBCL), azacitidine (aza), venetoclax (ven) 0% 10% 20% 30% 40% 50% 60% 70% R/R NHL 1) ibrutinib USPI, 2) Wilson Nat Med 2015, 3) Soussain Euro J Cancer 2019 ibrutinib benchmark emavusertib + ibrutinib CR Rate 0% 5% 10% 15% 20% R/R SFm AML 1) Aldoss Am J Hem 2019 [CR/CRi]; 2) emavusertib [CR/CRh] emavusertib benchmark CR + CRh/CRi Rate R/R FLT3m AML 0% 5% 10% 15% 20% 25% 30% 35% 1) Konopleva Cancer Discov 2016 [CR/CRi], 2) Itzykson Leuk Res 2015 [CR/CRi], 3) gilteritinib USPI [CR/CRh]; 4) emavusertib [CR/CRh] emavusertib benchmark CR + CRh/CRi Rate 6 Market Opportunity 1 – Derived from incident rate in Lv Ther Adv Hematol 2022 and 2022 country population [data.worldbank.org] 2 – Derived from total AML cases (see footnote 4); FLT3m represents 30% of newly diagnosed AML cases [Daver Leukemia 2019] 3 – Derived from total AML cases (see footnote 4); SFm represents 50% of SAML [Lachowiez Blood Adv 2021] & sAML is 27% of AML [Martinez-Cuadrón Blood Adv 2022] 4 – Vakiti Acute Myeloid Leukemia 2023 [www.ncbi.nlm.nih.gov] 5 – Clarivate DRG, March 2024 Abbreviations: Spliceosome mutation (SFm) PCNSL FLT3m SFm AML US Incidence per 100K 0.51 1.32 0.63 4.24 Newly Diagnosed Patients Per Year US 1,7001 6,0002 2,7003 20,0004 Big 5 Europe/Canada 1,8001 5,2005 2,3003 17,0005 Japan/China 7,7001 12,7005 5,6003 41,2005 Total 11,200 23,900 10,600 78,200 Significant market opportunities in current development programs NHL Biology IRAK4 is a novel target 8 Mechanism in Lymphoma Two pathways drive NF-ĸB (which drives B-cell lymphomas) IRAK4i + BTKi enables dual blockade of NF-ĸB TLR1B cell receptor BTK CARD11 MALT1 BCL10 ibrutinib TLR2 TLR4 TLR5 TLR6 TLR7 TLR8 TLR9 BCR Pathway TLR Pathway Endosome Lymphoma (NHL,CLL) NF-κB Myddosome IRAK1 IRAK4 MYD88 emavusertib overactivity ibrutinib USPI

9 IRAK4i is synergistic with BTKi (ibrutinib) Preclinical data in OCI-Ly10 model from Booher et al. Waldenström Roadmap Symposium 2019 vehicle ibrutinib emavusertib 0 5 10 15 20 25 30 0 200 400 600 800 1000 1200 1400 Days of treatment M ea n Tu m or V ol um e (m m 3 ) + S E M Monotherapy vs. Combination emavusertib + ibrutinib• IRAK4 inhibition synergizes with BTK inhibition to promote killing of ABC-DLBCL1 • Concurrent treatment with IRAKi and ibrutinib was significantly more potent in patient CLL cells than either drug alone2 • “Our data suggest IRAK4 as a novel treatment target for CLL; inhibition of IRAK4 blocks survival and proliferation of CLL cells” 3 1) Kelly J Exp Med 2015, 2) Dadashian Ca Res 2019, 3) Giménez Leukemia 2020 emavusertib + ibrutinib blocking both BCR and TLR pathways has been demonstrated to be better than blocking either one alone 10 vehicle 50 mg/kg 100 mg/kg 0 20 40 60 80 100 0 20 40 60 80 100 Time (Days) % s u rv iv a l (O C I- L Y 3 ) CA-4948 Med. Survival 44.0 days 47.0 days 74.0 daysp = 0 .0 1 0 p = 0 .0 2 1 Preclinical support for PCNSL IRAK4 Expression in PCNSL 20 40 60 80 100 Time (Days) % survival in PCNSL Median survival 74 days CA-4948 100 mg/kg 47 days CA-4948 50 mg/kg 44 days vehicle IRAK4 is highly expressed in PCNSL emavusertib demonstrated extended survival in PCNSL models 100% – 60% – 40% – 20% – 0% – 80% – 0 % su rv iv al (O CI -L Y3 ) Figures from von Roemeling NHCC poster 2023 11 Additional NHL indications of interest Waldenström's Macroglobulinemia • MYD88 and CXCR4 mutations activate NF-ĸB through the TLR pathway • Recurring mutations in innate immune signaling and TLR/MYD88 pathway regulators are characteristic of ibrutinib-resistant WM patients2 ABC-DLBCL • Mutations in MYD88 activate NF-ĸB through the TLR pathway MCL • TLR signaling is highly active in MCL, inducing proliferation and immune evasion in a MYD88-dependent fashion3 • TLR signaling is highly activated in lymph node–resident CLL cells1 CLL TLR signature Lymph Node Peripheral Blood “maximal inhibition only with IRAKi + ibrutinib” 1) Dadashian Tumor Biol and Immunol 2019, 2) Jiménez Brit Jour Haem 2020, 3) Wang Cancer 2013 Emavusertib in Lymphoma

13 Strategy in Lymphoma 1 – Data cutoff October 12, 2023 Demonstrate safety 19 patients1 treated in TakeAim Lymphoma Ph 1b study, acceptable safety profile established, no overlapping dose-limiting toxicity with ibrutinibn Demonstrate single-agent activity Single-agent activity demonstrated, with patients remaining on study up to 4 years Pursue fastest path to 1st label in R/R patients Identify orphan indication with clear unmet need that is addressable with emavusertib’s novel mechanism of action Pursue partnership to expand across NHL Significant resources will be required to execute large clinical studies across multiple NHL subtypes and prepare for potential commercial launch ❶ ❷ ❸ ❹ 14 Emavusertib safety profile in Lymphoma1 • 19 patients treated with emavusertib in combination with ibrutinib in multiple NHL subtypes • Shown to be well tolerated with an acceptable safety profile - No DLTs observed at 100mg or 200mg - 2 reversible DLTs observed at 300mg (stomatitis and syncope) • Emavusertib crosses the BBB and no dose- limiting CNS toxicities have been observed • No dose-limiting myelosuppression has been observed Grade 3+ TRAE in >1 Patient 100 mg BID+IBR (N=2) 200 mg BID+IBR (N=10) 300 mg BID+IBR (N=7) Total (N=19) n (%) n (%) n (%) n (%) # patients having grade 3+ TRAEs 1 (50) 7 (70) 6 (86) 14 (74) Platelet count decreased 2 (20) 1 (14) 3 (16) Alanine aminotransferase increased 1 (10) 1 (14) 2 (11) Aspartate aminotransferase increased 1 (10) 1 (14) 2 (11) Fatigue 1 (10) 1 (14) 2 (11) Hyponatraemia 2 (20) 2 (11) Lipase increased 1 (50) 1 (10) 2 (11) 1 – Curis Emavusertib TakeAim Lymphoma ASH 2023 poster Abbreviation: Treatment Related Adverse Event (TRAE), ibrutinib (IBR), Dose Limiting Toxicity (DLT), Blood Brain Barrier (BBB), Central Nervous System (CNS), twice daily (BID) 15 Strategy in Lymphoma 1 – Data cutoff October 12, 2023 Demonstrate safety 19 patients1 treated in TakeAim Lymphoma Ph 1b study, acceptable safety profile established, no overlapping dose-limiting toxicity with ibrutinib Demonstrate single-agent activity Single-agent activity demonstrated, with patients remaining on study up to 4 years Pursue fastest path to 1st label in R/R patients Identify orphan indication with clear unmet need that is addressable with emavusertib’s novel mechanism of action Pursue partnership to expand across NHL Significant resources will be required to execute large clinical studies across multiple NHL subtypes and prepare for potential commercial launch ❶ ❷ ❸ ❹ 16 Single-agent activity demonstrated with emavusertib 0 56 112 168 224 280 336 392 448 504 560 616 672 728 784 840 896 952 1008 1064 Study Day 550 650 750 850 950 1050 1150 1250 1350 1450 1550 1650 1750 1850 1950 2050 2150 2250 2350 2450 2550 2650 2750 2850 2950 Ig M (m g/ dL ) 300 mg 200/300 mg 50 mg 100 mg 200 mg 2022 IWWM Conference Presentation PR → IgM values were used as the measure for tumor burden for WM/LPL patients; sum of product of diameters of target lesions were used as the measure for other lymphoma types. Percent Change in Tumor Burden from Baseline (6 patients treated for ~ 1 year or longer) Dose Response in WM at Multiple Dose Levels Individual Subject: Diagnosis

17 Strategy in Lymphoma Demonstrate safety 19 patients1 treated in TakeAim Lymphoma Ph 1b study, acceptable safety profile established, no overlapping dose-limiting toxicity with ibrutinib Demonstrate single-agent activity Single-agent activity demonstrated, with patients remaining on study up to 4 years Pursue fastest path to 1st label in R/R patients Identify orphan indication with clear unmet need that is addressable with emavusertib’s novel mechanism of action Pursue partnership to expand across NHL Significant resources will be required to execute large clinical studies across multiple NHL subtypes and prepare for potential commercial launch ❶ ❷ ❸ ❹ 1 – Data cutoff October 12, 2023 18 Combination data released at ASH 2023 CR PR CR CR CR CR PR 0 days 100 200 300 400 500 600 700 MZL-N CLL pCNS pCNS WM pCNS FL WM MZL-N pCNS pCNS pCNS DLBCL DLBCL MZL sCNS MCL MCL CLL PR CR CR PR CR CR CR -100% -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% MZL sCNS CLL MCL MCL WM WM MZL-N pCNS FL MZL-N pCNS pCNS pCNS pCNS No Prior BTKi % C ha ng e in M ar ro w B la st v s. B as el in e Duration on Treatment Failed Prior BTKi All patients (n=19), multiple types of B-cell lymphoma • Heavily pre-treated patients (1-10 prior lines) • Responses achieved in patients who failed prior BTKi • 15 of 19 patients saw a reduction in tumor burden, including 5 CRs • Ongoing study with median treatment duration of 96 days (range 21-613 days) In di vi du al S ub je ct s: D ia gn os is Abbreviations: Complete Response (CR), Partial Response (PR) 19 PCNSL selected for lead indication in NHL All 5 PCNSL patients failed prior BTKi Study month initial data compared favorably to ibrutinib monotherapy PCNSL CR Rate 3 of 5 (60%) 1) ibrutinib USPI, 2) Wilson Nat Med 2015, 3) Soussain Euro J Cancer 2019 The comparisons presented in the figure above represent cross-trial comparisons and do not involve data from a head-to-head clinical trials 0% 10% 20% 30% 40% 50% 60% 70% ibrutinib monotherapy emavusertib + ibrutinib CR Rate in R/R NHL 20 PCNSL patient who achieved CR Nov 2022 relapsed on ibrutinib Previous treatments: MATRIX, HD BCNU/thiotepa-ASCT, whole brain radiation, ibrutinib Feb 2023 enrolled in study CR June 2023 patient remains in CR as of April 2024 May 2023 achieved CR

Summary in Lymphoma

CURIS

TakeAim Lymphoma

- Anti-cancer activity in R/R PCNSL exceeded benchmark response criteria with potential for best-in-class therapy
- Continue enrolling in combination study of emavusertib + ibrutinib in R/R PCNSL
- Prioritize additional lymphoma indications that could benefit from dual-blockade of NF-κB (blocking TLR pathway with emavusertib and blocking BCR pathway with BTKi)

21

AML Biology
IRAK4 is a novel target



CURIS

Among innate immune and NF-κB signaling genes driving AML, IRAK-L is highly significant

CURIS

"The magnitude of **IRAK4 isoform switching** was **highly significant** among AML samples and the inclusion of exon 4 alone correlated with worse outcome"


IRAK4
Exon 4
AML-1
AML-2
15
27
2
30
34
27
Normalized junction reads
E3 GT A (Y)n AAG E4 E5
Inclusion
Exclusion
mRNA
IRAK4-L
IRAK4-S
Protein
IRAK4-L 1 DD Kinase Domain 460
IRAK4-S 1 Kinase Domain 336

Exon architecture of IRAK4 and protein domains.
Sashimi plots represent junction reads in representative AML samples.


AML
IRAK4-L
IRAK4-S
Overall Survival
1.0
0.8
0.6
0.4
0.2
0.0
P = 0.001
0
20
40
60
80
Months

Smith Nat Cell Biol. 2019

23

Preclinical experiments demonstrated IRAK4-L to be a powerful driver of AML

CURIS

Knocking out IRAK4 stops leukemic activity

(similar findings using CRISPR/CAS9)


THP1 + vector
IRAK4 KO + vector
Control
IRAK4 KO + IRAK4-L
IRAK4 KO + IRAK4-S
H
Number of colonies
200
150
100
50
0
THP1 + vector
THP1-IRAK4KO + vector
THP1-IRAK4KO + IRAK4-L
THP1-IRAK4KO + IRAK4-S

Smith Nat Cell Biol. 2019

adding back IRAK4-L restarts activity

adding back IRAK4-S has no effect

Smith Nat Cell Biol. 2019

24

Emavusertib specific design

emavusertib was selected by NCI for its sponsored research and clinical studies of IRAK4

Emavusertib
Kinase Interaction Map


FLT3
IRAK4
CLK 1, 2, 4
Haspin
TK
TKL
STE
CMGC
CK1
AGC
CAMK
90-100%
80-89%
60-79%
40-59%
20-39%
0-19%

% Inhibition at 0.1 nM
Illustration reproduced courtesy of Cell Signaling Technology

Emavusertib
Binding Affinity

Target	K_d nM
IRAK1	12,000
IRAK2	>20,000
IRAK3	8,500
IRAK4	**23**
DYRK1A	25
FLT3 WT	**31**
FLT3 (D835H)	**5**
FLT3 (D835V)	**44**
FLT3 (D835Y)	**3**
FLT3 (ITD)	**8**
FLT3 (K663Q)	**47**
FLT3 (N841I)	**16**
Haspin (GSG2)	32
CLK1	10
CLK2	20
CLK3	>20,000
CLK4	14
TrkA	130

DiscoverX Kinase Panel
(378 kinases screened)

binds tightly to IRAK4

engineered to include multiple other targets, including FLT3

25

Strategy in AML

1. **Demonstrate safety**
   123 patients[1] treated in TakeAim Leukemia Ph 1/2 study, acceptable safety profile established
2. **Demonstrate single-agent activity**
   Single-agent activity observed; next step is to confirm these initial findings in a larger number of patients
3. **Pursue fastest path to 1st label in R/R patients**
   Address genetically-defined AML population with emavusertib's novel mechanism of action
4. **Pursue frontline opportunity with combination**
   IRAK4-L is expressed in nearly all AML patients; preclinical "all comer" models suggest emavusertib is synergistic with azacitidine and venetoclax
5. **Pursue partnership to maximize potential commercial opportunity**
   Significant resources will be required to execute a large clinical study and prepare for potential commercial launch

1 – Data cutoff February 26, 2024

26

Emavusertib safety profile in Leukemia[1]

- 123 patients treated with emavusertib in AML
- Shown to be well tolerated with an acceptable safety profile
- No dose-limiting myelosuppression has been observed

Grade 3+ TRAE > 1 patients	200 mg BID (N = 27)	300 mg BID (N = 78)	400 mg BID (N = 15)	500 mg BID (N = 3)	Total (N=123)
	n (%)	n (%)	n (%)	n (%)	n (%)
Number of patients having grade 3+ TRAEs	4 (14.8)	21 (26.9)	7 (46.7)	2 (66.7)	27 (27.6)
Blood creatine phosphokinase increased	0	6 (7.7)	0	0	6 (4.9)
Platelet count decreased	1 (3.7)	3 (3.8)	2 (13.3)	0	6 (4.9)
Rhabdomyolysis[2]	0	2 (2.6)	1 (6.7)	1 (33.3)	4 (3.3)
Anaemia	0	3 (3.8)	0	0	3 (2.4)
Aspartate aminotransferase increased	1 (3.7)	2 (2.6)	0	0	3 (2.4)

1 – Data as of February 26, 2024

Abbreviation: Treatment Related Adverse Event (TRAE), Upper Limit Normal (ULN)

2 - One patient with an event of Rhabdomyolysis met laboratory-defined criteria, defined as creatine phosphokinase > 10 × ULN with concurrent serum creatinine ≥ 1.5 × ULN. The remaining 3 patients experienced investigator-reported events of Rhabdomyolysis that did not meet laboratory-defined criteria

27

Strategy in AML

1. **Demonstrate safety**
   123 patients[1] treated in TakeAim Leukemia Ph 1/2 study, acceptable safety profile established
2. **Demonstrate single-agent activity**
   Single-agent activity observed; next step is to confirm these initial findings in a larger number of patients
3. **Pursue fastest path to 1st label in R/R patients**
   Address genetically-defined AML population with emavusertib's novel mechanism of action
4. **Pursue frontline opportunity with combination**
   IRAK4-L is expressed in nearly all AML patients; preclinical "all comer" models suggest emavusertib is synergistic with azacitidine and venetoclax
5. **Pursue partnership to maximize potential commercial opportunity**
   Significant resources will be required to execute a large clinical study and prepare for potential commercial launch

1 – Data cutoff February 26, 2024

28

Emavusertib in SFm AML 30 Mechanism in SFm AML Spliceosome Ex3 Ex5 MYD88 NF-ĸB overactivity emavusertib MyddosomeIRAK4-L drives constitutive activation of the myddosome IRAK4-Long U2AF1 mutation Smith et al. Nat Cell Biol. 2019 splicing mutations are a driver of IRAK4-L Ex4 (enriching for SFm, enriches for high IRAK4-L) Ex4 31 0% 5% 10% 15% 20% aza-ven emavusertib CR + CRh/CRi Rate R/R SFm AML anti-cancer activity supports combination approachR/R sAML with aza+ven1 CR/CRi - Tet2 86% - Favorable risk 75% - Intermediate risk 65% - Adverse-risk 34% - U2AF1 0% 1) Aldoss Am J Hem 2019 [CR/CRi]; 2) emavusertib [CR/CRh] Data include all patients in target population (R/R AML patients with SFm and < 3 prior lines of therapy) treated with 300 mg BID as of Feb 26, 2024; 1 patient w/CR had dual FLT3m and SFm The comparisons presented in the figures above represent cross-trial comparisons and do not involve data from a head-to-head clinical trials Benchmark for SFm AML 0% CR/CRi 32 R/R SFm AML Data include all patients in target population (R/R AML patients with SFm and < 3 prior lines of therapy) treated with 300 mg BID as of Feb 26, 2024; 1 patient w/CR and 1 patient w/MLFS had dual FLT3m and SFm → Denotes ongoing with treatment Abbreviations: Stem Cell Transplant (SCT) and Morphologic Leukemia-Free State (MLFS) → MLFS → → CRh → went to SCT → → → → CRh → CR 0 days 50 100 150 200 250 ongoing ongoing ongoing went to SCT ongoing ongoing ongoing ongoing ongoing anti-cancer activity supports combination approach 8 patients ongoing Duration on Treatment Clinical Observations in Ongoing Patients who have not yet achieved CR/CRh neutrophils up 49%, platelets > 100,000 (meets ANC response criteria) neutrophils up from 130 to 1,780, blasts to 15% (meets ANC response criteria) neutrophils up 500% (meets ANC response criteria) neutrophils up 170%, platelets up 61%, blasts to 4% Benchmark for SFm 2 mo. survival SF-wild patients 29 months 0.4 0.2 0.0 0.6 0.8 1.0 Pr op or tio n Su rv iv in g Hou Oncotarget 2016 SF-mutated patients 2 months 0 50 100 150 Overall Survival (months) Not Evaluable Not Evaluable

33 Strategy in AML 1 – Data cutoff February 26, 2024 Demonstrate safety 123 patients1 treated in TakeAim Leukemia Ph 1/2 study, acceptable safety profile established Demonstrate single-agent activity Single-agent activity observed; next step is to confirm these initial findings in a larger number of patients Pursue fastest path to 1st label in R/R patients Address genetically-defined AML population with emavusertib’s novel mechanism of action Pursue frontline opportunity with combination IRAK4-L is expressed in nearly all AML patients; preclinical “all comer” models suggest emavusertib is synergistic with azacitidine and venetoclax Pursue partnership to maximize potential commercial opportunity Significant resources will be required to execute a large clinical study and prepare for potential commercial launch ❶ ❷ ❸ ❹ ❺ Emavusertib in FLT3m AML 35 Emavusertib’s dual-targeting of IRAK4 and FLT3 offers opportunity in FLT3m AML IRAK4 inhibition overcomes adaptive resistance to FLT3i FLT3i Control IRAKi 0 2 4 6 8 10 Days FLT3i + IRAKi 100% – 75% – 50% – 25% – 0% – IRAK4i synergy with FLT3 inhibition Percent viable cells in preclinical AML cell lines (FLT3-ITD) treated for 72 hrs. “Concomitant targeting of IRAK1 or IRAK4, alongside FLT3, is the most effective means to overcome the adaptive resistance incurred when targeting FLT3“ Melgar Sci Transl Med 2019 36 0% 5% 10% 15% 20% 25% 30% 35% venetoclaxazacitidinegilteritinib emavusertib CR + CRh/CRi Rate R/R FLT3m AML Potential Best-in-class 1) Konopleva Cancer Discov 2016 [CR/CRi], 2) Itzykson Leuk Res 2015 [CR/CRi], 3) gilteritinib USPI [CR/CRh]; 4) emavusertib [CR/CRh] Benchmark for FLT3m AML 21% CR/CRh 87% of patients in benchmark study were naïve to FLT3i3 The comparisons presented in the figures above represent cross-trial comparisons and do not involve data from a head-to-head clinical trials 9 of 12 patients had progressed following prior FLT3i

37 → → MLFS → CRh → CR → went to SCT MLFS CR CR 0 days 50 100 150 200 250 300 ongoing ongoing ongoing ongoing went to SCT Duration on Treatment 3 of 3 patients naïve to FLT3i achieved objective response 3 of 8 patients who had progressed following prior FLT3i achieved objective response Potential Best-in-class R/R FLT3m AML Data include all patients in target population (R/R AML patients with FLT3 mutation and < 3 prior lines of therapy) treated with 300 mg BID as of Feb 26, 2024; 1 patient w/CR and 1 patient w/MLFS had dual FLT3 and SF mutation → Denotes ongoing with treatment Not Evaluable 38 Strategy in AML Demonstrate safety 123 patients1 treated in TakeAim Leukemia Ph 1/2 study, acceptable safety profile established Demonstrate single-agent activity Single-agent activity observed; next step is to confirm these initial findings in a larger number of patients Pursue fastest path to 1st label in R/R patients Address genetically-defined AML population with emavusertib’s novel mechanism of action Pursue frontline opportunity with combination IRAK4-L is expressed in nearly all AML patients; preclinical “all comer” models suggest emavusertib is synergistic with azacitidine and venetoclax Pursue partnership to maximize potential commercial opportunity Significant resources will be required to execute a large clinical study and prepare for potential commercial launch ❶ ❷ ❸ ❹ ❺ 1 – Data cutoff February 26, 2024 Emavusertib in All Comers 40 Combination approach to target all comers in AML AML Patient Population (ordered by ratio of IRAK4-L to IRAK-S) Smith Nat Cell Biol 2019 800 600 400 200 0 Su m o f I RA K4 v ar ia nt s IRAK4-L IRAK4-S IRAK4-L is expressed in nearly all AML patients 0% p<0.05 50% 100% -50% Control Curis AML MDS poster, EHA 2021 Aza/Ven Aza/Ven + emavusertib emavusertib’s novel MOA was synergistic with aza/ven Preclinical Data All Comers Model (no mutation) Re la tiv e ce ll gr ow th in A M L ce ll lin es (T HP -1 ) t re at ed fo r 9 6 hr s. emavusertib was active even in non-targeted patients -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% Be st P er ce nt C ha ng e in B on e M ar ro w B la st fr om B as el in e 31 AML patients without SF or FLT3 mutation (all dose levels) Waterfall data include all evaluable R/R patients without FLT3 or Spliceosome mutation who were determined to be evaluable for objective response using baseline and post-treatment marrow assessments

Summary in AML

TakeAim Leukemia

- Single-agent activity in FLT3m meets CR/CRh criteria reported for approved therapies, shows potential for best-in-class therapy
- Observed anti-cancer activity suggests potential for add-on to combination therapy (SFm)
- Potential for rapid path to 1st label in R/R AML for a genetically-defined population
- Potential for broad commercial opportunity in frontline setting with combination therapy

41

Other Information



Financials and IP

	As of March 31, 2024	
$40.7M	Cash and investments	(Estimated runway into 2025)
~5.9M	Shares Outstanding	
~7.0M	Shares Fully Diluted	
2035	Composition of Matter IP on emavusertib	

We believe cash is sufficient to achieve anticipated milestones

- *Lymphoma data late-2024*
- *AML triplet data late-2024*

43

Curis is developing the first-in-class IRAK4 inhibitor

Curis Overview

- *Originator of the first Hedgehog inhibitor, licensed to Roche/Genentech , marketed as vismodegib (Erivedge®)*
- *Emavusertib, the most advanced IRAK4 inhibitor is in Phase I/II clinical studies in leukemia and lymphoma*
- *Initial Phase I/II clinical data demonstrated single-agent anti-cancer activity in AML and NHL, with potential for broader application in combination with standard of care*
- *Upcoming Anticipated Milestones:*
  - *POC combination data in R/R PCNSL (late-2024)*
  - *Initial data for triplet combination in frontline AML (late-2024)*



Demonstrated single-agent activity and safety in NHL and AML

Demonstrated synergy with BTKi, HMA, BCL2i

Broad opportunity in heme and solid malignancies

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End of Presentation